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                                                                   Exhibit 10.19

                            UNITED RESTAURANTS, INC.

                             1996 STOCK OPTION PLAN

        1.     Purpose.

               This 1996 Stock Option Plan (the "Plan") provides for the grant of non-qualified stock options by United Restaurants, Inc. (the "Company"). The purpose of the Plan is to enable the Company to attract and retain the services of selected employees, officers, directors and other key contributors (including consultants and nonemployee agents) of the Company or any subsidiary of the Company in order to promote the success of the Company. Pursuant to the Plan, such persons will be given the opportunity to acquire common stock of the Company through the grant of non-qualified stock options. Non-qualified stock options are those which do not qualify for preferential tax treatment afforded incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this Plan, the term "Company" shall be deemed to include subsidiaries.

        2.     Shares Subject to the Plan.

               Subject to adjustment as provided below, there will be reserved for issuance upon the exercise of options under the Plan an aggregate of 626,250 shares of Common Stock. Such shares may be, in whole or in part, authorized but unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If an option granted under the Plan expires, terminates or is cancelled, the unissued shares subject to such option shall again be available under the Plan.

        3.     Effective Date and Duration of Plan.

               3.1 Effective Date. The Plan shall be effective as of December 1, 1996.

               3.2 Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed; provided, however, the Board of Directors may suspend or terminate the Plan at any time except with respect to options then outstanding under the Plan. Termination shall not affect any outstanding option.

        4.     Administration.

               4.1 Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time (a) the purchase price of the shares covered by each option, (b) whether any payment will be required upon grant of the option, (c) the individuals to whom, and the time or times at which, options shall be granted, (d) the number of shares to be subject to each option, (e) when an option can be exercised and whether in whole or in installments, (f) whether the options are immediately transferable, (g) whether the exercisability of the options is subject to a risk of forfeiture or

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other conditions and (h) whether the stock issued upon exercise of an option is subject to repurchase by the Company, and the terms of such repurchase. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

               4.2 Committee. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both (the "Committee"), any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 9.

        5.     Eligibility.

               The Board of Directors may, from time to time, grant options under the Plan to the Company's employees, officers and directors as well as to consultants of the Company and other non-employees who the Board of Directors believes have made or will make a valuable contribution to the Company.

        6.     Option Grants.

               6.1 Option Price. With respect to each option grant, the Board of Directors shall determine the option price (which shall not be less than 85% of the last price at which shares of the Company's Common Stock were sold as reported by NASDAQ on the day prior to the date of grant, or, if no last sales price is available, such other price as the Board determine is at least 85% of the fair market value of the stock on the date of grant).

               6.2. Exercise of Options. Except as provided in paragraph 6.4 or as otherwise determined by the Board of Directors, no option granted under the Plan may be exercised unless, at the time of such exercise, the optionee is employed by or is in the service of the Company and shall have been so employed or provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless

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otherwise determined by the Board of Directors, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6.4 and 7, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

               6.3 Nontransferability. Unless otherwise determined by the Board of Directors, each option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee.

               6.4  Termination of Employment or Service.

                    (a) General Rule. Unless otherwise determined by the Board of Directors, in the event the employment or service of the optionee with the Company terminates for any reason other than because of physical disability or death as provided below, the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination; provided, however, in connection with the termination of any employee or other person rendering services to the Company, the Board of Directors may determine, in its sole discretion, to allow the exercisability of the option to continue until the original expiration date of the option.

                    (b) Termination Because of Physical Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of physical disability (as that term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                    (c) Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of

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such death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                    (d) Amendment of Exercise Period Applicable to Termination. The Board of Directors, at the time of grant or at any time thereafter, may but shall have no obligation to extend the aforesaid 30-day and 12-month exercise periods to any length of time not later than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

                    (e) Failure To Exercise Option. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

               6.5 Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction (which date shall not be later than ten (10) business days after the date of exercise), and, if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution, and any other information the Board of Directors may request. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company). No shares shall be issued until full payment therefor has been made. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law.


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        7.     Changes in Capital Structure.

               If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, reclassification, stock split, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

        8.     Effect of Liquidation or Reorganization.

               8.1 Cash Stock or Other Property for Stock. Except as provided in paragraph 8.2, upon a merger, consolidation, acquisition of property or stock, reorganization or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the optionee shall have the right during a 30-day period immediately prior to any such merger, consolidation, acquisition of property or stock, reorganization or liquidation to exercise his or her option in whole or in part whether or not the vesting requirements applicable to the option have been satisfied.

               8.2 Conversion of Options on Stock for Stock Exchange. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation, acquisition of property or stock, separation or reorganization, all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Board of Directors, in its sole discretion, determines that any or all of such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of paragraph
8.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization.

        9.     Corporate Mergers, Acquisitions, Etc.

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               The Board of Directors may also grant options under the Plan having terms, conditions and provisions that vary from those specified in this Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

        10.    Change of Control.

               Notwithstanding the provisions of any option which provide for its exercise in installments as designated by the Board, all options shall become immediately exercisable in the event of a "change in control" or "threatened change in control" of the Company. The term "change in control" shall refer to the acquisition, in any single transaction or series of related transactions, of 25% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; provided, however, that for purposes of the Plan no change in control or threatened change in control shall be deemed to have occurred if prior to the acquisition of, or offer to acquire, 25% or more of the voting securities of the Company, the full Board shall have adopted, by not less than a two-thirds vote, a resolution specifically approving such acquisition or offer. Whether a "threatened change in control" has occurred shall be determined by the Board in its sole discretion. The term "person" shall include any individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, or unincorporated organization.

        11.    Amendment of Plan.

               The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6.4, 7 and 8, however, no change in an award already granted shall be made without the written consent of the holder of such award.

        12.    Government and Other Regulations.

               The obligation of the Company to sell and deliver shares under the options granted under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and (ii) the requirements of any stock exchange upon which the Common Stock may then be listed. At the time of the grant or exercise of any option, the Company may, if it is deemed necessary or desirable for any reason connected with any law or regulation of any governmental authority relating to the

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regulation of securities, require the holder to make such representations regarding his acquisition of the Common Stock or agree to comply with such restrictions on the transfer of the Common Stock as the Board may specify. In the event such representations are required, no shares shall be issued to such individual unless and until the Company is satisfied with any such representation.

        13.    Employment and Service Rights.

Nothing in the Plan or any award pursuant to the Plan shall (a) confer upon any employee any right to be continued in the employment of the Company or interfere in any way with the right of the Company by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (b) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

        14.    Rights as a Shareholder.

               The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.



        This 1996 Stock Option Plan has been approved by the Board of Directors of United Restaurants, Inc. as of December 1, 1996.

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